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                                                                      EXHIBIT 32

                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Packaging Dynamics Corporation (the "Company") for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank V. Tannura, as Chief Executive Officer of the Company, and Patrick T. Chambliss, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ FRANK V. TANNURA
                                          --------------------------------------
                                          Name: Frank V. Tannura
                                          Title:   Chief Executive Officer
                                          Date:   March 31, 2005

                                          /s/ PATRICK T. CHAMBLISS
                                          --------------------------------------
                                          Name: Patrick T. Chambliss
                                          Title:   Chief Financial Officer
                                          Date:   March 31, 2005

     This certification accompanies the Report pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of sec.18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by sec. 906 has been provided to Packaging Dynamics Corporation and will be retained by Packaging Dynamics Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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